Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capital Corp of the West (the “Company”) on Form 10-K for the period ending December 31, 2002 As filed with Securities and Exchange Commission on the date hereof (the “Report”), I, R. Dale McKinney , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Capital Corp of the West and will be retained by Capital Corp of the West and furnished to the Securities and Exchange Commission or its staff upon request.

March 25, 2003

/s/ R. Dale McKinney
Chief Financial Officer